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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Nucentrix Broadband Networks, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                  /s/ KPMG LLP





Dallas, Texas
November 6, 2001